UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2016

Riverview Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	333-201017	38-3917371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 North Front Street, Harrisburg, Pennsylvania	17110
(Address of principal executive offices)	(Zip Code)

        (717) 957-2196

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective January 25, 2016, Frances A. Bedekovic resigned as a director of Riverview Financial Corporation and Riverview Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

RIVERVIEW FINANCIAL CORPORATION
(Registrant)

Dated: January 27, 2016	/s/ Kirk D. Fox
Kirk D. Fox
Chief Executive Officer